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                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                             DATED NOVEMBER 2, 1998

The first two sentences of the twelfth paragraph under the heading "The Fund and its Management" appearing on page 15 of the Prospectus are hereby amended as follows:

        The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO commenced operations on May 18, 1998. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until April 30, 1999, whichever occurs first.

December 2, 1998

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